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                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549


                                      FORM 8-K


                   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                       OF THE SECURITIES EXCHANGE ACT OF 1934


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Date of Report (Date of earliest event reported): December 2, 1998   Commission File Number 1-9897
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                              VALLEY FORGE CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



        DELAWARE                                 58-0833796
(STATE OF INCORPORATION)          (I.R.S. EMPLOYER IDENTIFICATION NUMBER)



         100 SMITH RANCH ROAD
              SUITE 326
        SAN RAFAEL, CALIFORNIA                   94903-1994
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)


                                   (415) 492-1500
                (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                       (N/A)
           (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Item 5. Other Events.

     AGREEMENT AND PLAN OF MERGER

     On December 2, 1998, the Company entered into a Plan and Agreement of Merger (the "Merger Agreement") with Key Components, LLC, a Delaware limited liability company ("Parent"), and KCI Acquisition Corp., a Delaware corporation ("Purchaser"), that is a wholly owned subsidiary of Parent. A copy of the Merger Agreement appears as Exhibit 10.1 to this Form 8-K.

     Pursuant to the Merger Agreement, Purchaser will commence a tender offer for shares of the Company's common stock, par value $.50 per share, on December 9, 1998, at a purchase price of $19.00 cash per share. The tender offer will be conditioned upon at least 90% of the issued and outstanding shares of common stock being tendered and not withdrawn on the termination date of the offer. The termination date is January 15, 1999, subject to extension as provided in the Merger Agreement. If the tender offer is concluded, Purchaser will be merged in a short form merger with and into the Company, which will be the surviving corporation and a wholly owned subsidiary of Parent. The shares of stockholders who did not tender their shares (other than shares that are the subject of the exercise of dissenter's rights) will be converted in the merger into the right to receive $19.00 cash per share.

     If fewer that 90% of the issued and outstanding shares of the Company's common stock are tendered and not withdrawn, the tender offer will be terminated, and Purchaser will be merged with and into the Company. Following this long form merger, the Company will be the surviving corporation and a wholly owned subsidiary of Parent. The shares of stockholders who did not tender their shares (other than shares that are the subject of the exercise of dissenter's rights) will be converted in the merger into the right to receive $19.00 cash per share.

     Directors of the Company who hold approximately 53% of the issued and outstanding common shares have agreed to tender their shares in the tender offer and to vote their shares in favor of the long form merger described in the immediately preceding paragraph.

          Additional information about the tender offer and the merger and related matters may be found in the Company's Schedule 14D-9 filed with the Securities and Exchange Commission on December 9, 1998.

Item 7.  Financial Statement and Exhibits.

     The following documents are filed as Exhibits to this Form 8-K:

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Exhibit No.         Document
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  2.1               Agreement and Plan of Merger dated December 2, 1998 among the Company, KCI
                    Acquisition Corp., and Key Components, LLC
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  10.1              Form of separate Stockholders Agreements between KCI Acquisition Corp. and each of (1) David R. Brining, (2) Martin J. Bloom, Trustee, Martin Bloom
                    Family Trust, u/a/d 8/18/93, (3) Martin J. Bloom, Trustee, Bloom Consulting
                    Corporation Profit Sharing Plan and Trust, (4) Bloom and Desloge
                    Enterprises, Inc., (5) Theodore P. Desloge, Jr., Trustee of the Theodore P.
                    Desloge, Jr. Trust, and (6) Theodore P. Desloge, Jr., Trustee, Desloge
                    Consulting Corporation Profit Sharing Plan and Trust

  99.1              Form of Press Release dated December 3, 1998
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                                     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Valley Forge Corporation


                                        By: /s/ Monica J. Burke
                                           -----------------------------------
                                            Chief Financial Officer and
                                            Vice President Finance

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                                   EXHIBIT INDEX

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
 2.1           Agreement and Plan of Merger dated December 2, 1998 among the Company, KCI
               Acquisition corp., and Key Components, LLC

10.1           Form of separate Stockholders Agreements between KCI Acquisition Corp. and each of (1) David R. Brining, (2) Martin J. Bloom, Trustee, Martin Bloom Family
               Trust, u/a/d 8/18/93, (3) Martin J. Bloom, Trustee, Bloom Consulting
               Corporation Profit Sharing Plan and Trust, (4) Bloom and Desloge Enterprises,
               Inc., (5) Theodore P. Desloge, Jr., Trustee of the Theodore P. Desloge, Jr.
               Trust, and (6) Theodore P. Desloge, Jr., Trustee, Desloge Consulting
               Corporation Profit Sharing Plan and Trust

99.1           Form of Press Release dated December 3, 1998
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